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                                                                    EXHIBIT 10.5

                             VISUAL DATA CORPORATION
                              1291 S.W. 29th Avenue
                          Pompano Beach, Florida 33069


                                    March 30, 2001


Halifax Fund, L.P.
Palladin Opportunity Fund, L.L.C.
c/o The Palladin Group, L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040

         Re:      Amendment to Purchase Agreement

Ladies and Gentlemen:

         Reference is made to the Purchase Agreement, dated as of December 8, 2000 (the "Purchase Agreement"), by and among you (the "Purchasers") and the undersigned (the "Company"). Capitalized terms used herein without definition shall have the meaning set forth in the Purchase Agreement.

         For good and valuable consideration, the receipt of which is hereby acknowledged, the Purchasers and the Company hereby agree that the Purchase Agreement shall be amended, effective the date hereof, as follows:


         1.       Issuance of Warrants.


         Concurrently with the execution and delivery of this Amendment to the Purchase Agreement, the Company is issuing to the Purchasers the Five-Year Warrants referenced in Section 5.1 of the Purchase Agreement.


         2.       First Company Put Right.


         (a) Section 5.1 of the Purchase Agreement is amended to provide that the First Additional Securities shall consist solely of an additional $1,000,000 principal amount of Debentures.

         (b) Section 5.2 is amended to provide that the First Put Notice must be delivered within 5 days of the Effective Date.


         3.       Second Company Put Right.



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         Sections 5.4, 5.5 and 5.6 of the Purchase Agreement are hereby deleted in their entirety.


         4.       Registration Rights Agreement.


         The Registration Rights Agreement, dated as of December 8, 2000 by and between the Company and the Purchaser is hereby amended to provide that the terms "Additional Debentures" and "Additional Warrants" shall not include the "Second Additional Securities" previously referred to in Section 5.4 of the Purchase Agreement, the terms "Additional Common Shares" shall refer only to the shares of Common Stock issuable upon conversion of the First Additional Securities and the term "Additional Warrant Shares" shall refer only to the shares of Common Stock issuable upon exercise of the Warrants referred to in
Section 1 above.


         5.       General.


         As amended hereby, the Purchase Agreement and the Registration Rights Agreement remain in full force and effect.

                                    Sincerely yours,


                                    VISUAL DATA CORPORATION


                                    By:  /S/
                                       ----------------------------------------
                                         Randy Selman, President

Agreed to and accepted
as of the date hereof:

HALIFAX FUND, L.P.

By:  /S/
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PALLADIN OPPORTUNITY FUND, L.L.C.

By: /S/
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